Supplement dated Nov. 19, 2003* -- to the Prospectuses dated May 1, 2003

IDS Life of New York Variable Universal Life IV/IDS Life of New York Variable Universal Life IV - Estate Series S-6419 C (5/03)

IDS Life of New York Succession SelectSM Variable Life Insurance S-6203 C (5/03)

The Funds

Effective Dec. 5, 2003, subject to shareholder approval, Evergreen VA Capital Growth Fund - Class 2 will merge into the Evergreen VA Growth and Income Fund - Class 2 (the surviving Fund).

The investment adviser to the surviving fund is Evergreen Investment Management Company, LLC. The investment objectives and policies of the surviving fund are described below:

------------------------------------ ----------------------------------
Investing In                         Investment Objectives and Policies
------------------------------------ ----------------------------------
Evergreen                            VA  Growth  and  Income  Fund  -
                                     Class   2   Objective:   capital
                                     growth   in  the  value  of  its
                                     shares   and   current   income.
                                     Invests  in   primarily   common
                                     stocks of medium- to large-sized
                                     U.S.   companies   whose  market
                                     capitalizations   at   time   of
                                     purchase  fall  within the range
                                     tracked by the  Russell  1000(R)
                                     Index.
------------------------------------ ----------------------------------


The investment managers and advisers cannot guarantee that the fund will meet its investment objectives. Please read the fund's prospectus for facts you should know before investing. This prospectus is available by contacting us at
(800) 541-2251.

Here is some important information about the surviving fund's fees and expenses:


Total annual operating expenses
(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)

                                                                      Management fees    12b-1 fees    Other expenses     Total
Evergreen VA
      Evergreen VA Growth and Income Fund - Class 2                           .75%          .25%           .18%          1.18%(1)


(1) The Total ratio of expenses to average net assets excludes expense reductions and fee waivers. From time to time, the Fund's investment advisor may, at its discretion, reduce or waive its fees or reimburse the Fund for certain of its expenses in order to reduce expense ratios. The fund's investment advisor may cease these waivers or reimbursement at any time. With fee waivers and expense reimbursement, "Other expenses" and "Gross total annual expenses" would be 0.08% and 1.13%.


THIS SUPPLEMENT SHOULD BE RETAINED WITH THE CURRENT PROSPECTUS FOR YOUR PRODUCT.

S-6419-22 A (11/03)
* Valid until April 30, 2004